EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

With reference to the accompanying Amended Quarterly Report on Form 10-Q/A (the “Report”) of Blackhawk Biofuels, LLC (the “Company”) for the quarterly period ended June 30, 2009, I,  Ronald Fluegel, the Treasurer (principal financial and accounting officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   October 2, 2009

/s/ RONALD FLUEGEL
Ronald Fluegel
Treasurer (principal financial and accounting officer)